SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2010
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21767 (Commission File No.)	33-0174996 (I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1

Item 1.01. Entry into a Material Definitive Agreement.
     On March 25, 2010, ViaSat, Inc. (“ViaSat”) and certain stockholders of ViaSat (the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein (the “Underwriters”), related to a public offering (the “Offering”) by ViaSat of 2,727,273 shares of ViaSat’s common stock, par value $0.0001 per share (“Common Stock”) and by the Selling Stockholders of 3,272,727 shares of Common Stock, at a public offering price of $33.50 per share. In addition, in accordance with the terms of the Underwriting Agreement, the Underwriters have exercised their option to purchase from ViaSat and the Selling Stockholders an additional 446,689 and 453,311 shares, respectively, to cover over-allotments. The Offering is expected to close on March 31, 2010, subject to the satisfaction of customary closing conditions. The net proceeds to ViaSat are expected to be approximately $100.5 million after deducting underwriting discounts and estimated offering expenses, including the proceeds from the exercise of the Underwriters’ option to purchase additional shares of common stock.
     The Offering is being made pursuant to a prospectus supplement dated March 25, 2010, an accompanying prospectus dated March 22, 2010 and ViaSat’s shelf registration statement on Form S-3 (File No. 333-165606) filed with the Securities and Exchange Commission on March 22, 2010.
     The Underwriting Agreement contains customary representations, warranties, and agreements by ViaSat and the Selling Stockholders, customary conditions to closing, and indemnification obligations of ViaSat, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, among other obligations of the parties.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
1.1
Underwriting Agreement, dated March 25, 2010, by and among ViaSat, Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and the selling stockholders of ViaSat, Inc. named therein.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.
Date: March 26, 2010	By:	/s/ Keven K. Lippert
		Name:	Keven K. Lippert
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1
Underwriting Agreement, dated March 25, 2010, by and among ViaSat, Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and the selling stockholders of ViaSat, Inc. named therein.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto)